Exhibit 99.2

Brighthouse Financial, Inc.
Financial Supplement

Fourth Quarter 2022

Table of Contents	Financial Results
	1	Key Metrics
	2	GAAP Statements of Operations
	3	GAAP Balance Sheets

Earnings and Select Metrics from Segments and Corporate & Other
	5	Statements of Adjusted Earnings by Segment and Corporate & Other
	7	Annuities — Statements of Adjusted Earnings
	8	Annuities — Select Operating Metrics
	10	Life — Statements of Adjusted Earnings
	11	Life — Select Operating Metrics
	13	Run-off — Statements of Adjusted Earnings
	14	Run-off — Select Operating Metrics
	15	Corporate & Other — Statements of Adjusted Earnings

Other Information
	17	DAC and VOBA and Net Derivative Gains (Losses)
	18	Notable Items
	19	Variable Annuity Separate Account Returns and Allocations
	20	Summary of Investments
	21	Statutory Statement of Operations Information
	22	Statutory Balance Sheet and Surplus Information

Appendix
	A-1	Note Regarding Forward-Looking Statements
	A-2	Non-GAAP and Other Financial Disclosures
	A-6	Acronyms
A-7
Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share

	A-8	Reconciliation of Return on Common Equity to Adjusted Return on Common Equity
	A-9	Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses
	A-10	Investment Reconciliation Details

Note: See the Appendix for non-GAAP financial information, definitions and reconciliations. Financial information, unless otherwise noted, is rounded to millions. Some financial information, therefore, may not sum to the corresponding total.

As used in this financial supplement, “Brighthouse Financial,” “Brighthouse,” the “Company,” “we,” “our” and “us” refer to Brighthouse Financial, Inc.

Financial Results

Financial Supplement	1

Key Metrics (Unaudited, dollars in millions except per share amounts)

	As of or For the Three Months Ended
Financial Results and Metrics (1)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Net income (loss) available to shareholders	$(967)	$(702)	$957	$613	$42
Adjusted earnings	$242	$97	$24	$294	$323
Adjusted earnings, less notable items (2)	$245	$(3)	$247	$315	$416
Total corporate expenses (3)	$243	$217	$201	$208	$247
Combined total adjusted capital (4)	$8,100	$8,003	$8,188	$8,495	$9,441
Combined risk-based capital ratio (4), (5)	~440%	450%-470%	470%-490%	450%-470%	500%

Stockholders' Equity
Brighthouse Financial, Inc.’s stockholders’ equity	$5,462	$5,814	$10,191	$12,814	$16,142
Less: Preferred stock, net	1,699	1,699	1,699	1,699	1,699
Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI	$3,763	$4,115	$8,492	$11,115	$14,443
Less: AOCI	(5,935)	(6,637)	(3,091)	363	4,172
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$9,698	$10,752	$11,583	$10,752	$10,271

Return on Common Equity (1)
Return on common equity	(1.2)%	8.6%	15.5%	7.5%	(1.3)%
Return on common equity, excluding AOCI	(0.9)%	8.5%	18.6%	9.9%	(1.9)%
Adjusted return on common equity	6.2%	6.9%	10.3%	14.5%	15.3%

Earnings Per Common Share, Diluted (1), (6)
Net income (loss) available to shareholders per common share	$(14.01)	$(9.82)	$12.77	$7.91	$0.51
Adjusted earnings per common share	$3.46	$1.35	$0.33	$3.79	$4.02
Adjusted earnings, less notable items per common share	$3.51	$(0.04)	$3.29	$4.07	$5.18
Weighted average common shares outstanding	69,765,118	71,959,380	74,971,658	77,476,465	80,244,577

Book Value Per Common Share
Book value per common share (1)	$55.11	$58.73	$116.21	$146.64	$185.48
Book value per common share, excluding AOCI (1)	$142.04	$153.47	$158.51	$141.85	$131.90
Ending common shares outstanding	68,278,068	70,060,560	73,072,766	75,799,704	77,870,072

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(2) See additional information regarding notable items on page 18.
(3) Includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.
(4) Reflects preliminary statutory results as of or for the three months ended December 31, 2022. See additional information on page 22.
(5) The RBC ratio is reported as a preliminary range on the quarters.
(6) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or adjusted earnings per common share as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	2

GAAP Statements of Operations (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
Revenues	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Premiums	$167	$162	$167	$166	$168	$662	$707
Universal life and investment-type product policy fees	733	783	784	841	906	3,141	3,636
Net investment income	1,049	877	1,061	1,151	1,201	4,138	4,881
Other revenues	100	121	118	137	101	476	446
Revenues before NIGL and NDGL	2,049	1,943	2,130	2,295	2,376	8,417	9,670
Net investment gains (losses)	(69)	(45)	(66)	(68)	(23)	(248)	(59)
Net derivative gains (losses)	(1,526)	(416)	1,733	513	(337)	304	(2,469)
Total revenues	$454	$1,482	$3,797	$2,740	$2,016	$8,473	$7,142

Expenses
Policyholder benefits and claims	$905	$1,246	$1,108	$906	$823	$4,165	$3,443
Interest credited to policyholder account balances	400	430	319	290	315	1,439	1,312
Amortization of DAC and VOBA	(16)	179	566	227	127	956	144
Interest expense on debt	39	38	38	38	41	153	163
Other expenses	450	457	553	472	661	1,932	2,288
Total expenses	1,778	2,350	2,584	1,933	1,967	8,645	7,350
Income (loss) before provision for income tax	(1,324)	(868)	1,213	807	49	(172)	(208)
Provision for income tax expense (benefit)	(384)	(193)	230	165	(15)	(182)	(105)
Net income (loss)	(940)	(675)	983	642	64	10	(103)
Less: Net income (loss) attributable to noncontrolling interests	1	2	—	2	1	5	5
Net income (loss) attributable to Brighthouse Financial, Inc.	(941)	(677)	983	640	63	5	(108)
Less: Preferred stock dividends	26	25	26	27	21	104	89
Net income (loss) available to Brighthouse Financial, Inc.’s common shareholders	$(967)	$(702)	$957	$613	$42	$(99)	$(197)

Financial Supplement	3

GAAP Balance Sheets (Unaudited, in millions)

	As of
ASSETS	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Investments:
Fixed maturity securities available-for-sale	$75,577	$75,271	$78,606	$82,496	$87,582
Equity securities	89	100	96	80	101
Mortgage loans	22,936	22,089	21,508	21,357	19,850
Policy loans	1,282	1,274	1,277	1,270	1,264
Limited partnerships and limited liability companies	4,775	4,607	4,683	4,587	4,271
Short-term investments	1,081	1,130	920	1,062	1,841
Other invested assets	2,852	4,033	3,345	2,568	3,316
Total investments	108,592	108,504	110,435	113,420	118,225
Cash and cash equivalents	4,115	4,793	5,071	4,101	4,474
Accrued investment income	885	909	852	754	724
Reinsurance recoverables	18,514	17,116	15,649	15,401	15,340
Premiums and other receivables	752	761	993	889	754
DAC and VOBA	5,659	5,639	5,434	5,581	5,377
Current income tax recoverable	38	18	18	—	—
Deferred income tax asset	1,754	1,619	471	—	—
Other assets	442	446	445	465	482
Separate account assets	84,965	81,836	88,843	104,441	114,464
Total assets	$225,716	$221,641	$228,211	$245,052	$259,840
LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$42,216	$41,786	$41,142	$41,979	$43,807
Policyholder account balances	74,836	71,323	68,293	67,887	66,851
Other policy-related balances	3,400	3,364	3,273	3,457	3,457
Payables for collateral under securities loaned and other transactions	4,560	6,532	6,675	6,209	6,269
Long-term debt	3,156	3,156	3,157	3,157	3,157
Current income tax payable	—	—	—	61	62
Deferred income tax liability	—	—	—	215	1,062
Other liabilities	7,056	7,765	6,572	4,767	4,504
Separate account liabilities	84,965	81,836	88,843	104,441	114,464
Total liabilities	220,189	215,762	217,955	232,173	243,633
Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	1	1	1	1	1
Additional paid-in capital	14,075	14,095	14,113	14,133	14,154
Retained earnings (deficit)	(637)	304	981	(2)	(642)
Treasury stock	(2,042)	(1,949)	(1,813)	(1,681)	(1,543)
Accumulated other comprehensive income (loss)	(5,935)	(6,637)	(3,091)	363	4,172
Total Brighthouse Financial, Inc.’s stockholders’ equity	5,462	5,814	10,191	12,814	16,142
Noncontrolling interests	65	65	65	65	65
Total equity	5,527	5,879	10,256	12,879	16,207
Total liabilities and equity	$225,716	$221,641	$228,211	$245,052	$259,840

Earnings and Select
Metrics from
Segments and Corporate & Other

Financial Supplement	5

Statements of Adjusted Earnings by Segment and Corporate & Other (Unaudited, in millions)

	For the Three Months Ended December 31, 2022
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$39	$109	$—	$19	$167
Universal life and investment-type product policy fees	472	62	139	—	673
Net investment income	613	87	247	135	1,082
Other revenues	85	8	7	—	100
Total adjusted revenues	$1,209	$266	$393	$154	$2,022

Adjusted expenses
Policyholder benefits and claims	$173	$169	$428	$15	$785
Interest credited to policyholder account balances	232	22	73	73	400
Amortization of DAC and VOBA	89	50	—	3	142
Interest expense on debt	—	—	—	39	39
Other operating costs	360	53	45	(8)	450
Total adjusted expenses	854	294	546	122	1,816
Adjusted earnings before provision for income tax	355	(28)	(153)	32	206
Provision for income tax expense (benefit)	69	(8)	(33)	(91)	(63)
Adjusted earnings after provision for income tax	286	(20)	(120)	123	269
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	27	27
Adjusted earnings	$286	$(20)	$(120)	$96	$242

	For the Three Months Ended December 31, 2021
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$39	$109	$—	$20	$168
Universal life and investment-type product policy fees	618	80	145	—	843
Net investment income	567	156	444	39	1,206
Other revenues	86	8	8	—	102
Total adjusted revenues	$1,310	$353	$597	$59	$2,319

Adjusted expenses
Policyholder benefits and claims	$159	$186	$483	$18	$846
Interest credited to policyholder account balances	195	28	81	10	314
Amortization of DAC and VOBA	49	1	—	3	53
Interest expense on debt	—	—	—	41	41
Other operating costs	423	54	56	128	661
Total adjusted expenses	826	269	620	200	1,915
Adjusted earnings before provision for income tax	484	84	(23)	(141)	404
Provision for income tax expense (benefit)	94	17	22	(74)	59
Adjusted earnings after provision for income tax	390	67	(45)	(67)	345
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	22	22
Adjusted earnings	$390	$67	$(45)	$(89)	$323

Financial Supplement	6

Statements of Adjusted Earnings by Segment and Corporate & Other (Cont.) (Unaudited, in millions)

	For the Year Ended December 31, 2022
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$123	$463	$2	$74	$662
Universal life and investment-type product policy fees	2,056	232	611	—	2,899
Net investment income	2,261	426	1,166	356	4,209
Other revenues	431	16	29	—	476
Total adjusted revenues	$4,871	$1,137	$1,808	$430	$8,246

Adjusted expenses
Policyholder benefits and claims	$1,072	$794	$1,580	$26	$3,472
Interest credited to policyholder account balances	897	75	302	164	1,438
Amortization of DAC and VOBA	351	127	—	(11)	467
Interest expense on debt	—	—	—	153	153
Other operating costs	1,417	118	293	104	1,932
Total adjusted expenses	3,737	1,114	2,175	436	7,462
Adjusted earnings before provision for income tax	1,134	23	(367)	(6)	784
Provision for income tax expense (benefit)	208	1	(78)	(113)	18
Adjusted earnings after provision for income tax	926	22	(289)	107	766
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	109	109
Adjusted earnings	$926	$22	$(289)	$(2)	$657

	For the Year Ended December 31, 2021
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$142	$483	$3	$79	$707
Universal life and investment-type product policy fees	2,470	301	615	—	3,386
Net investment income	2,217	673	1,910	102	4,902
Other revenues	387	34	29	—	450
Total adjusted revenues	$5,216	$1,491	$2,557	$181	$9,445

Adjusted expenses
Policyholder benefits and claims	$717	$819	$1,807	$70	$3,413
Interest credited to policyholder account balances	864	108	315	21	1,308
Amortization of DAC and VOBA	185	22	—	11	218
Interest expense on debt	—	—	—	163	163
Other operating costs	1,654	180	191	263	2,288
Total adjusted expenses	3,420	1,129	2,313	528	7,390
Adjusted earnings before provision for income tax	1,796	362	244	(347)	2,055
Provision for income tax expense (benefit)	347	75	53	(107)	368
Adjusted earnings after provision for income tax	1,449	287	191	(240)	1,687
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	94	94
Adjusted earnings	$1,449	$287	$191	$(334)	$1,593

Financial Supplement	7

Annuities — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
Adjusted revenues	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Premiums	$39	$30	$29	$25	$39	$123	$142
Universal life and investment-type product policy fees	472	495	521	568	618	2,056	2,470
Net investment income	613	547	546	555	567	2,261	2,217
Other revenues	85	111	111	124	86	431	387
Total adjusted revenues	$1,209	$1,183	$1,207	$1,272	$1,310	$4,871	$5,216

Adjusted expenses
Policyholder benefits and claims	$173	$439	$268	$192	$159	$1,072	$717
Interest credited to policyholder account balances	232	283	192	190	195	897	864
Amortization of DAC and VOBA	89	(32)	160	134	49	351	185
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	360	345	339	373	423	1,417	1,654
Total adjusted expenses	854	1,035	959	889	826	3,737	3,420
Adjusted earnings before provision for income tax	355	148	248	383	484	1,134	1,796
Provision for income tax expense (benefit)	69	23	44	72	94	208	347
Adjusted earnings	$286	$125	$204	$311	$390	$926	$1,449

Financial Supplement	8

Annuities — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
VARIABLE AND SHIELD LEVEL ANNUITIES ACCOUNT VALUE (1)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Account value, beginning of period	$105,392	$112,139	$128,397	$136,881	$133,155
Premiums and deposits (2)	1,595	1,702	2,035	1,876	2,111
Withdrawals, surrenders and contract benefits	(2,717)	(2,504)	(2,500)	(2,758)	(3,231)
Net flows (3)	(1,122)	(802)	(465)	(882)	(1,120)
Investment performance (4)	7,121	(5,363)	(15,219)	(7,026)	5,496
Policy charges and other	(540)	(582)	(574)	(576)	(650)
Account value, end of period	$110,851	$105,392	$112,139	$128,397	$136,881

FIXED ANNUITIES ACCOUNT VALUE (5)
Account value, beginning of period	$17,938	$16,028	$15,671	$15,603	$15,536
Premiums and deposits (2)	1,656	2,055	503	241	316
Withdrawals, surrenders and contract benefits	(587)	(283)	(237)	(266)	(331)
Net flows (3)	1,069	1,772	266	(25)	(15)
Interest credited	(228)	109	96	89	92
Other	(27)	29	(5)	4	(10)
Account value, end of period	$18,752	$17,938	$16,028	$15,671	$15,603

INCOME ANNUITIES (1)
Income annuity insurance liabilities	$4,569	$4,576	$4,587	$4,613	$4,644

(1) Includes general account and separate account.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Deposits and withdrawals include policy exchanges.
(4) Includes the interest credited on the general account option of variable products.
(5) Includes fixed index annuities.

Financial Supplement	9

Annuities — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
VARIABLE AND SHIELD LEVEL ANNUITY SALES	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Shield Level Annuities (1)	$1,389	$1,436	$1,629	$1,394	$1,551	$5,848	$6,201
GMWB	101	149	268	334	393	852	1,548
GMDB only	55	69	75	87	84	286	376
GMIB	9	10	13	17	18	49	76
Total variable and Shield Level annuity sales	$1,554	$1,664	$1,985	$1,832	$2,046	$7,035	$8,201

FIXED AND INCOME ANNUITY SALES
Fixed index annuities (2)	$161	$213	$206	$196	$292	$776	$845
Fixed deferred annuities	1,493	1,841	293	41	19	3,668	102
Single premium immediate annuities	3	2	2	1	1	8	2
Other fixed and income annuities	—	1	—	—	1	1	2
Total fixed and income annuity sales	$1,657	$2,057	$501	$238	$313	$4,453	$951

(1) Shield Level Annuities refers to our suite of structured annuities consisting of products marketed under various names.
(2) Represents 100% of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements.

Financial Supplement	10

Life — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
Adjusted revenues	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Premiums	$109	$113	$119	$122	$109	$463	$483
Universal life and investment-type product policy fees	62	66	45	59	80	232	301
Net investment income	87	74	112	153	156	426	673
Other revenues	8	2	—	6	8	16	34
Total adjusted revenues	$266	$255	$276	$340	$353	$1,137	$1,491

Adjusted expenses
Policyholder benefits and claims	$169	$185	$187	$253	$186	$794	$819
Interest credited to policyholder account balances	22	24	25	4	28	75	108
Amortization of DAC and VOBA	50	18	33	26	1	127	22
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	53	37	3	25	54	118	180
Total adjusted expenses	294	264	248	308	269	1,114	1,129
Adjusted earnings before provision for income tax	(28)	(9)	28	32	84	23	362
Provision for income tax expense (benefit)	(8)	(2)	5	6	17	1	75
Adjusted earnings	$(20)	$(7)	$23	$26	$67	$22	$287

Financial Supplement	11

Life — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
LIFE ACCOUNT VALUE: GENERAL ACCOUNT	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Universal and variable universal life account value, beginning of period	$2,663	$2,678	$2,671	$2,694	$2,680
Premiums and deposits (1)	54	54	54	56	86
Withdrawals, surrenders and contract benefits	(33)	(44)	(34)	(42)	(33)
Net flows	21	10	20	14	53
Net transfers from (to) separate account	7	9	17	15	5
Interest credited	24	24	24	5	28
Policy charges and other	(57)	(58)	(54)	(57)	(72)
Universal and variable universal life account value, end of period	$2,658	$2,663	$2,678	$2,671	$2,694

LIFE ACCOUNT VALUE: SEPARATE ACCOUNT
Variable universal life account value, beginning of period	$4,912	$5,251	$6,262	$6,861	$6,598
Premiums and deposits	44	44	43	45	47
Withdrawals, surrenders and contract benefits	(43)	(64)	(52)	(68)	(81)
Net flows	1	(20)	(9)	(23)	(34)
Investment performance	364	(263)	(929)	(513)	357
Net transfers from (to) general account	(10)	(9)	(16)	(15)	(5)
Policy charges and other	(52)	(47)	(57)	(48)	(55)
Variable universal life account value, end of period	$5,215	$4,912	$5,251	$6,262	$6,861

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	12

Life — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
LIFE SALES	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Total life sales	$22	$19	$19	$20	$35	$80	$111

	As of
LIFE INSURANCE IN-FORCE	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Whole Life
Life Insurance in-force, before reinsurance	$18,264	$18,422	$18,490	$18,645	$18,819
Life Insurance in-force, net of reinsurance	$3,069	$3,156	$3,113	$3,153	$3,196

Term Life
Life Insurance in-force, before reinsurance	$360,611	$364,251	$368,082	$372,019	$376,022
Life Insurance in-force, net of reinsurance	$288,522	$290,746	$292,839	$295,051	$297,053

Universal and Variable Universal Life
Life Insurance in-force, before reinsurance	$46,000	$46,336	$46,876	$48,063	$49,063
Life Insurance in-force, net of reinsurance	$34,463	$34,597	$34,981	$36,118	$37,016

Financial Supplement	13

Run-off — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
Adjusted revenues	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Premiums	$—	$2	$—	$—	$—	$2	$3
Universal life and investment-type product policy fees	139	161	157	154	145	611	615
Net investment income	247	168	350	401	444	1,166	1,910
Other revenues	7	8	7	7	8	29	29
Total adjusted revenues	$393	$339	$514	$562	$597	$1,808	$2,557

Adjusted expenses
Policyholder benefits and claims	$428	$255	$480	$417	$483	$1,580	$1,807
Interest credited to policyholder account balances	73	73	75	81	81	302	315
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	45	38	166	44	56	293	191
Total adjusted expenses	546	366	721	542	620	2,175	2,313
Adjusted earnings before provision for income tax	(153)	(27)	(207)	20	(23)	(367)	244
Provision for income tax expense (benefit)	(33)	(6)	(43)	4	22	(78)	53
Adjusted earnings	$(120)	$(21)	$(164)	$16	$(45)	$(289)	$191

Financial Supplement	14

Run-off — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
UNIVERSAL LIFE WITH SECONDARY GUARANTEES ACCOUNT VALUE	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Account value, beginning of period	$5,380	$5,454	$5,512	$5,569	$5,629
Premiums and deposits (1)	167	173	180	177	170
Withdrawals, surrenders and contract benefits	(32)	(32)	(21)	(32)	(26)
Net flows	135	141	159	145	144
Interest credited	46	46	45	62	50
Policy charges and other	(254)	(261)	(262)	(264)	(254)
Account value, end of period	$5,307	$5,380	$5,454	$5,512	$5,569

	As of
LIFE INSURANCE IN-FORCE	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Universal Life with Secondary Guarantees
Life Insurance in-force, before reinsurance	$72,276	$72,847	$73,393	$73,813	$74,535
Life Insurance in-force, net of reinsurance	$35,980	$36,308	$36,611	$36,887	$37,206

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	15

Corporate & Other — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
Adjusted revenues	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Premiums	$19	$17	$19	$19	$20	$74	$79
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	135	111	62	48	39	356	102
Other revenues	—	—	—	—	—	—	—
Total adjusted revenues	$154	$128	$81	$67	$59	$430	$181

Adjusted expenses
Policyholder benefits and claims	$15	$(9)	$7	$13	$18	$26	$70
Interest credited to policyholder account balances	73	50	27	14	10	164	21
Amortization of DAC and VOBA	3	(19)	2	3	3	(11)	11
Interest expense on debt	39	38	38	38	41	153	163
Other operating costs	(8)	37	45	30	128	104	263
Total adjusted expenses	122	97	119	98	200	436	528
Adjusted earnings before provision for income tax	32	31	(38)	(31)	(141)	(6)	(347)
Provision for income tax expense (benefit)	(91)	4	(25)	(1)	(74)	(113)	(107)
Adjusted earnings after provision for income tax	123	27	(13)	(30)	(67)	107	(240)
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	27	27	26	29	22	109	94
Adjusted earnings	$96	$—	$(39)	$(59)	$(89)	$(2)	$(334)

Other
Information

Financial Supplement	17

DAC and VOBA and Net Derivative Gains (Losses) (Unaudited, in millions)

	For the Three Months Ended
DAC AND VOBA ROLLFORWARD	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Balance, beginning of period	$5,639	$5,434	$5,581	$5,377	$5,356
Capitalization	97	104	115	109	133
Amortization:
Included in adjusted earnings, excluding notable items	(123)	(157)	(195)	(163)	(53)
Related to notable items, included in adjusted expenses	(19)	190	—	—	—
Related to items not included in adjusted expenses	158	(212)	(371)	(64)	(74)
Total amortization	16	(179)	(566)	(227)	(127)
Unrealized investment gains (losses)	(93)	280	304	322	15
Balance, end of period	$5,659	$5,639	$5,434	$5,581	$5,377
	As of
DAC AND VOBA BY SEGMENT AND CORPORATE & OTHER	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Annuities	$4,682	$4,604	$4,434	$4,560	$4,331
Life	867	922	906	925	947
Run-off	4	4	4	4	4
Corporate & Other	106	109	90	92	95
Total DAC and VOBA	$5,659	$5,639	$5,434	$5,581	$5,377

	For the Three Months Ended
NET DERIVATIVE GAINS (LOSSES)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Net derivative gains (losses):
Variable annuity hedges and embedded derivatives, net	$(1,196)	$(39)	$2,329	$953	$(689)
ULSG hedges	(192)	(483)	(659)	(540)	313
Other hedges and embedded derivatives	(171)	83	54	94	34
Subtotal	(1,559)	(439)	1,724	507	(342)
Investment hedge adjustments	33	23	9	6	5
Total net derivative gains (losses)	$(1,526)	$(416)	$1,733	$513	$(337)

Financial Supplement	18

Notable Items (Unaudited, in millions)

	For the Three Months Ended
NOTABLE ITEMS IMPACTING ADJUSTED EARNINGS	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Actuarial items and other insurance adjustments	$39	$(117)	$214	$9	$13
Establishment costs	15	17	9	12	21
Debt repayment costs	—	—	—	—	59
Prior year tax matters	(51)	—	—	—	—
Total notable items (1)	$3	$(100)	$223	$21	$93

NOTABLE ITEMS BY SEGMENT AND CORPORATE & OTHER
Annuities	$—	$45	$14	$—	$(29)
Life	15	5	2	9	(9)
Run-off	24	(128)	198	—	51
Corporate & Other	(36)	(22)	9	12	80
Total notable items (1)	$3	$(100)	$223	$21	$93

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.

Financial Supplement	19

Variable Annuity Separate Account Returns and Allocations (Unaudited)

	For the Three Months Ended
VARIABLE ANNUITY SEPARATE ACCOUNT RETURNS	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Total Quarterly VA separate account gross returns	6.82%	(5.41)%	(12.58)%	(6.36)%	4.60%

TOTAL VARIABLE ANNUITY SEPARATE ACCOUNT ALLOCATIONS
Percent allocated to equity funds	27.40%	27.97%	27.60%	29.43%	29.62%
Percent allocated to bond funds/other funds	8.82%	9.48%	9.29%	8.72%	8.57%
Percent allocated to target volatility funds	20.28%	20.56%	21.01%	19.66%	19.87%
Percent allocated to balanced funds	43.50%	41.99%	42.10%	42.19%	41.94%

Financial Supplement	20

Summary of Investments (Unaudited, dollars in millions)

	December 31, 2022		December 31, 2021
	Amount	% of Total	Amount	% of Total
Fixed maturity securities:
U.S. corporate securities	$32,607	28.93%	$39,081	31.85%
Foreign corporate securities	10,576	9.38%	11,706	9.54%
U.S. government and agency securities	8,016	7.11%	9,307	7.59%
Residential mortgage-backed securities	7,528	6.68%	9,259	7.55%
Commercial mortgage-backed securities	6,611	5.87%	7,282	5.93%
Asset-backed securities	5,359	4.75%	4,280	3.49%
State and political subdivision securities	3,799	3.37%	4,835	3.94%
Foreign government securities	1,081	0.96%	1,832	1.49%
Total fixed maturity securities	75,577	67.05%	87,582	71.38%
Equity securities	89	0.08%	101	0.08%
Mortgage loans:
Commercial mortgage loans	13,574	12.04%	12,187	9.93%
Residential mortgage loans	5,116	4.54%	3,623	2.96%
Agricultural mortgage loans	4,365	3.87%	4,163	3.39%
Allowance for credit losses	(119)	(0.10)%	(123)	(0.10)%
Total mortgage loans, net	22,936	20.35%	19,850	16.18%
Policy loans	1,282	1.14%	1,264	1.03%
Limited partnerships and limited liability companies	4,775	4.24%	4,271	3.48%
Cash, cash equivalents and short-term investments	5,196	4.61%	6,315	5.15%
Other invested assets:
Derivatives:
Interest rate	304	0.27%	1,094	0.89%
Equity market	1,217	1.08%	1,665	1.36%
Foreign currency exchange rate	745	0.66%	328	0.27%
Credit	18	0.02%	39	0.03%
Total derivatives	2,284	2.03%	3,126	2.55%
ICOLI	250	0.22%	—	0.00%
FHLB common stock	201	0.18%	70	0.05%
Other	117	0.10%	120	0.10%
Total other invested assets	2,852	2.53%	3,316	2.70%
Total investments and cash and cash equivalents	$112,707	100.00%	$122,699	100.00%

	For the Three Months Ended
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Net investment income yield (1)	3.79%	3.20%	3.92%	4.36%	4.66%

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.

Financial Supplement	21

Statutory Statement of Operations Information (Unaudited, in millions except Normalized Statutory Earnings (Loss))

	For the Three Months Ended					For the Year Ended
COMBINED REVENUES AND EXPENSES (1)	PRELIMINARY December 31, 2022 (2)	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	PRELIMINARY December 31, 2022 (2)	December 31, 2021
Total revenues (Line 9)	$2,100	$5,089	$7,081	$4,165	$3,324	$18,435	$14,353
Total benefits and expenses before dividends to policyholders (Line 28)	$1,500	$4,165	$6,920	$4,619	$3,537	$17,204	$13,236

COMBINED NET INCOME (LOSS) (1)
Gain (loss) from operations net of taxes and dividends to policyholders (Line 33)	$700	$869	$154	$(424)	$(196)	$1,299	$1,154
Net realized capital gains (losses), net of taxes and certain transfers to interest maintenance reserve (Line 34)	(400)	(76)	460	42	(87)	26	(1,322)
Net income (loss) (Line 35)	$300	$793	$614	$(382)	$(283)	$1,325	$(168)

						For the Year Ended
NORMALIZED STATUTORY EARNINGS (LOSS) (3), (4)						PRELIMINARY December 31, 2022 (2)	December 31, 2021
						(In billions)
Statutory net gain (loss) from operations, pre-tax						$1.0	$—
Add: net realized capital gains (losses)						0.4	—
Add: change in total asset requirement at CTE98, net of the change in VA reserves						0.7	—
Add: unrealized gains (losses) on VA & Shield hedging program and other equity risk management strategies						(1.6)	—
Add: impact of actuarial items and other insurance adjustments						0.4	—
Add: other adjustments, net						0.1	—
Normalized statutory earnings (loss)						$1.0	$—

(1) Combined statutory results are for Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and New England Life Insurance Company.
(2) Reflects preliminary statutory results for the three months and year ended December 31, 2022.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) Normalized statutory earnings (loss), presented in billions, is for Brighthouse Life Insurance Company and New England Life Insurance Company.

Financial Supplement	22

Statutory Balance Sheet and Surplus Information (Unaudited, in millions)

	As of
COMBINED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS (1)	PRELIMINARY December 31, 2022 (2)	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Total assets (Line 28)	$188,600	$187,747	$192,672	$203,117	$210,819
Total liabilities (Line 28)	$182,100	$181,264	$186,053	$196,196	$202,918
Total capital and surplus (Line 38)	$6,500	$6,483	$6,619	$6,921	$7,901

COMBINED TAC AND RBC RATIO (1), (3)
Combined total adjusted capital	$8,100	$8,003	$8,188	$8,495	$9,441
Combined risk-based capital ratio (4)	~440%	450%-470%	470%-490%	450%-470%	500%

	As of
COMBINED ORDINARY DIVIDEND CAPACITY (1)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Dividends paid to Holding Company	$38	$—	$—	$—	$344
Remaining ordinary dividend capacity (5)	$1,474	$1,512	$1,512	$1,512	$244

(1) Combined statutory results are for Brighthouse Life Insurance Company and New England Life Insurance Company.
(2) Reflects preliminary statutory results as of December 31, 2022.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) The RBC ratio is reported as a preliminary range on the quarters.
(5) Reflects remaining dividend amounts that may be paid at one or more points in time during the respective calendar year without prior regulatory approval.

Appendix

Financial Supplement	A-1

Note Regarding Forward-Looking Statements

This financial supplement and other oral or written statements that we make from time to time may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or that are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, financial projections, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, as well as trends in operating and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased market risk due to guarantees within certain of our products; the effectiveness of our variable annuity exposure risk management strategy and the impact of such strategy on volatility in our profitability measures and negative effects on our statutory capital; material differences from actual outcomes compared to the sensitivities calculated under certain scenarios and sensitivities that we may utilize in connection with our variable annuity risk management strategies; the impact of interest rates on our future ULSG policyholder obligations and net income volatility; the impact of the ongoing COVID-19 pandemic; the potential material adverse effect of changes in accounting standards, practices or policies applicable to us, including changes in the accounting for long-duration contracts; loss of business and other negative impacts resulting from a downgrade or a potential downgrade in our financial strength or credit ratings; the availability of reinsurance and the ability of the counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; our ability to market and distribute our products through distribution channels; any failure of third parties to provide services we need, any failure of the practices and procedures of such third parties and any inability to obtain information or assistance we need from third parties; the ability of our subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders and repurchase our common stock; the risks associated with climate change; the adverse impact on liabilities for policyholder claims as a result of extreme mortality events; the impact of adverse capital and credit market conditions, including with respect to our ability to meet liquidity needs and access capital; the impact of economic conditions in the capital markets and the U.S. and global economy, as well as geo-political events, military actions or catastrophic events, on our investment portfolio, including on realized and unrealized losses and impairments, net investment spread and net investment income; the impact of events that adversely affect issuers, guarantors or collateral relating to our investments or our derivatives counterparties, on impairments, valuation allowances, reserves, net investment income and changes in unrealized gain or loss positions; the impact of changes in regulation and in supervisory and enforcement policies on our insurance business or other operations; the potential material negative tax impact of potential future tax legislation that could make some of our products less attractive to consumers; the effectiveness of our policies and procedures in managing risk; the loss or disclosure of confidential information, damage to our reputation and impairment of our ability to conduct business effectively as a result of any failure in cyber- or other information security systems; whether all or any portion of the tax consequences of our separation from MetLife, Inc. ("MetLife") are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact us; the uncertainty of the outcome of any disputes with MetLife over tax-related or other matters and agreements or disagreements regarding MetLife’s or our obligations under our other agreements; and other factors described from time to time in documents that we file with the U.S. Securities and Exchange Commission (the “SEC”).

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2021, particularly in the sections entitled “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” as well as in our other subsequent filings with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Financial Supplement	A-2

Non-GAAP and Other Financial Disclosures

Our definitions of non-GAAP and other financial measures may differ from those used by other companies.

Non-GAAP Financial Disclosures

We present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by the investor community by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures, previously referred to as operating measures, should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Most directly comparable GAAP financial measures:
(i)	adjusted earnings	(i)	net income (loss) available to shareholders (1)
(ii)	adjusted earnings, less notable items	(ii)	net income (loss) available to shareholders (1)
(iii)	adjusted revenues	(iii)	revenues
(iv)	adjusted expenses	(iv)	expenses
(v)	adjusted earnings per common share	(v)	earnings per common share, diluted (1)
(vi)	adjusted earnings per common share, less notable items	(vi)	earnings per common share, diluted (1)
(vii)	adjusted return on common equity	(vii)	return on common equity (2)
(viii)	adjusted return on common equity, less notable items	(viii)	return on common equity (2)
(ix)	adjusted net investment income	(ix)	net investment income
__________________
(1) Brighthouse uses net income (loss) available to shareholders to refer to net income (loss) available to Brighthouse Financial, Inc.’s common shareholders, and earnings per common share, diluted to refer to net income (loss) available to shareholders per common share.

(2) Brighthouse uses return on common equity to refer to return on Brighthouse Financial, Inc.’s common stockholders' equity.

Reconciliations to the most directly comparable historical GAAP measures are included for those measures which are presented herein. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income (loss) available to shareholders.

Adjusted Earnings, Adjusted Revenues and Adjusted Expenses

Adjusted earnings is a financial measure used by management to evaluate performance and facilitate comparisons to industry results. This financial measure, which may be positive or negative, focuses on our primary businesses by excluding the impact of market volatility, which could distort trends.

Adjusted earnings reflects adjusted revenues less (i) adjusted expenses, (ii) provision for income tax expense (benefit), (iii) net income (loss) attributable to noncontrolling interests and (iv) preferred stock dividends. Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate adjusted revenues and adjusted expenses, respectively.

Financial Supplement	A-3

Non-GAAP and Other Financial Disclosures (Cont.)

The following are significant items excluded from total revenues in calculating the adjusted revenues component of adjusted earnings:

•Net investment gains (losses);

•Net derivative gains (losses) except earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”); and

•Certain variable annuity GMIB fees (“GMIB Fees”).

The following are significant items excluded from total expenses in calculating the adjusted expenses component of adjusted earnings:

•Amounts associated with benefits related to GMIBs (“GMIB Costs”);

•Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets (“Market Value Adjustments”); and

•Amortization of DAC and VOBA related to (i) net investment gains (losses), (ii) net derivative gains (losses) and (iii) GMIB Fees and GMIB Costs.

The tax impact of the adjustments discussed above is calculated net of the statutory tax rate, which could differ from our effective tax rate.

Consistent with GAAP guidance for segment reporting, adjusted earnings is also our GAAP measure of segment performance.

Adjusted Earnings per Common Share and Adjusted Return on Common Equity

Adjusted earnings per common share and adjusted return on common equity are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests.

Adjusted earnings per common share is defined as adjusted earnings for the period divided by the weighted average number of fully diluted shares of common stock outstanding for the period. The weighted average common shares outstanding used to calculate adjusted earnings per share will differ from such shares used to calculate diluted net income (loss) available to shareholders per common share when the inclusion of dilutive shares has an anti-dilutive effect for one calculation but not for the other.

Adjusted return on common equity is defined as total annual adjusted earnings on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI.

Adjusted Net Investment Income

We present adjusted net investment income to measure our performance for management purposes, and we believe it enhances the understanding of our investment portfolio results. Adjusted net investment income represents GAAP net investment income plus Investment Hedge Adjustments.

Financial Supplement	A-4

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures

Corporate Expenses

Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.

Notable items

Certain of the non-GAAP measures described above may be presented further adjusted to exclude notable items. Notable items reflect the unfavorable (favorable) after-tax impact on our results of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items and non-GAAP measures, less notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Book Value per Common Share and Book Value per Common Share, excluding AOCI

Brighthouse uses the term “book value” to refer to “Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI.” Book value per common share is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI, divided by ending common shares outstanding. Book value per common share, excluding AOCI, is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI, divided by ending common shares outstanding.

CTE98

CTE98 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst two percent of a set of capital market scenarios over the life of the contracts.

Holding Company Liquid Assets

Holding company liquid assets include liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC. Liquid assets are comprised of cash and cash equivalents, short-term investments and publicly-traded securities, excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include assets held in trust.

Total Adjusted Capital

Total adjusted capital primarily consists of statutory capital and surplus, as well as the statutory asset valuation reserve. When referred to as “combined,” represents that of our insurance subsidiaries as a whole.

Financial Supplement	A-5

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures (cont.)

Sales

Life insurance sales consist of 100 percent of annualized new premium for term life, first-year paid premium for whole life, universal life, and variable universal life, and total paid premium for indexed universal life. We exclude company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life.

Annuity sales consist of 100 percent of direct statutory premiums, except for fixed index annuity sales, which represents 100 percent of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements. Annuity sales exclude certain internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

Net Investment Income Yield

Similar to adjusted net investment income, we present net investment income yields as a performance measure we believe enhances the understanding of our investment portfolio results. Net investment income yields are calculated on adjusted net investment income as a percentage of average quarterly asset carrying values. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties. Investment fee and expense yields are calculated as investment fees and expenses as a percentage of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Normalized Statutory Earnings (Loss)

Normalized statutory earnings (loss) is used by management to measure our insurance companies’ ability to pay future distributions and is reflective of whether our hedging program functions as intended. Normalized statutory earnings (loss) is calculated as statutory pre-tax net gain (loss) from operations adjusted for the favorable or unfavorable impacts of (i) net realized capital gains (losses), (ii) the change in total asset requirement at CTE98, net of the change in our variable annuity reserves, and (iii) unrealized gains (losses) associated with our variable annuities and other equity risk management strategies. Normalized statutory earnings (loss) may be further adjusted for certain unanticipated items that impacted our results in order to help management and investors better understand, evaluate and forecast those results.

Risk-Based Capital Ratio

The risk-based capital ratio is a method of measuring an insurance company’s capital, taking into consideration its relative size and risk profile, in order to ensure compliance with minimum regulatory capital requirements set by the National Association of Insurance Commissioners. When referred to as “combined,” represents that of our insurance subsidiaries as a whole. The reporting of our combined risk-based capital ratio is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

Financial Supplement	A-6

Acronyms

AOCI	Accumulated other comprehensive income (loss)
CTE	Conditional tail expectations
DAC	Deferred policy acquisition costs
FHLB	Federal Home Loan Bank
GAAP	Accounting principles generally accepted in the United States of America
GMDB	Guaranteed minimum death benefits
GMIB	Guaranteed minimum income benefits
GMWB	Guaranteed minimum withdrawal benefits
ICOLI	Insurance company-owned life insurance
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
RBC	Risk-based capital
TAC	Total adjusted capital
ULSG	Universal life insurance with secondary guarantees
VA	Variable annuity
VOBA	Value of business acquired

Financial Supplement	A-7

Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share (Unaudited, in millions except per share data)

	For the Three Months Ended
ADJUSTED EARNINGS, LESS NOTABLE ITEMS	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Net income (loss) available to shareholders	$(967)	$(702)	$957	$613	$42
Less: Net investment gains (losses)	(69)	(45)	(66)	(68)	(23)
Less: Net derivative gains (losses), excluding investment hedge adjustments	(1,559)	(439)	1,724	507	(342)
Less: GMIB Fees and GMIB Costs	(57)	(336)	(136)	(9)	89
Less: Amortization of DAC and VOBA	158	(212)	(371)	(64)	(74)
Less: Market value adjustments and other	(3)	21	31	37	(5)
Less: Provision for income tax (expense) benefit on reconciling adjustments	321	212	(249)	(84)	74
Adjusted earnings	242	97	24	294	323
Less: Notable items	(3)	100	(223)	(21)	(93)
Adjusted earnings, less notable items	$245	$(3)	$247	$315	$416

ADJUSTED EARNINGS, LESS NOTABLE ITEMS PER COMMON SHARE (1), (2)
Net income (loss) available to shareholders per common share	$(14.01)	$(9.82)	$12.77	$7.91	$0.51
Less: Net investment gains (losses)	(1.00)	(0.63)	(0.88)	(0.88)	(0.29)
Less: Net derivative gains (losses), excluding investment hedge adjustments	(22.58)	(6.14)	23.00	6.54	(4.26)
Less: GMIB Fees and GMIB Costs	(0.83)	(4.70)	(1.81)	(0.12)	1.11
Less: Amortization of DAC and VOBA	2.29	(2.96)	(4.95)	(0.83)	(0.92)
Less: Market value adjustments and other	(0.04)	0.29	0.41	0.48	(0.06)
Less: Provision for income tax (expense) benefit on reconciling adjustments	4.65	2.96	(3.32)	(1.08)	0.92
Less: Impact of inclusion of dilutive shares	0.04	0.01	—	—	—
Adjusted earnings per common share	3.46	1.35	0.33	3.79	4.02
Less: Notable items	(0.04)	1.39	(2.97)	(0.27)	(1.16)
Adjusted earnings, less notable items per common share	$3.51	$(0.04)	$3.29	$4.07	$5.18

(1) See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.
(2) Per share calculations are on a diluted basis and may not recalculate or foot due to rounding. For loss periods, dilutive shares were not included in the calculation as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	A-8

Reconciliation of Return on Common Equity to Adjusted Return on Common Equity (Unaudited, dollars in millions)

	Four Quarters Cumulative Trailing Basis
ADJUSTED EARNINGS	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Net income (loss) available to shareholders	$(99)	$910	$1,973	$1,026	$(197)
Less: Net investment gains (losses)	(248)	(202)	(173)	(141)	(59)
Less: Net derivative gains (losses), excluding investment hedge adjustments	233	1,450	1,939	(474)	(2,490)
Less: GMIB Fees and GMIB Costs	(538)	(392)	(139)	72	203
Less: Amortization of DAC and VOBA	(489)	(721)	(573)	(74)	74
Less: Market value adjustments and other	86	84	65	15	9
Less: Provision for income tax (expense) benefit on reconciling adjustments	200	(47)	(237)	126	473
Adjusted earnings	$657	$738	$1,091	$1,502	$1,593
	Five Quarters Average Stockholders' Equity Basis
BRIGHTHOUSE FINANCIAL, INC.’S COMMON STOCKHOLDERS’ EQUITY, EXCLUDING AOCI	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Brighthouse Financial, Inc.’s stockholders’ equity	$10,085	$12,198	$14,259	$15,224	$16,266
Less: Preferred stock, net	1,699	1,631	1,563	1,496	1,428
Brighthouse Financial, Inc.’s common stockholders’ equity	8,386	10,567	12,696	13,728	14,838
Less: AOCI	(2,226)	(181)	2,066	3,362	4,433
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$10,612	$10,748	$10,630	$10,366	$10,405
	Five Quarters Average Common Stockholders' Equity Basis
ADJUSTED RETURN ON COMMON EQUITY	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Return on common equity	(1.2)%	8.6%	15.5%	7.5%	(1.3)%
Return on AOCI	4.4%	(502.8)%	95.5%	30.5%	(4.4)%
Return on common equity, excluding AOCI	(0.9)%	8.5%	18.6%	9.9%	(1.9)%
Less: Return on net investment gains (losses)	(2.3)%	(1.9)%	(1.6)%	(1.4)%	(0.6)%
Less: Return on net derivative gains (losses), excluding investment hedge adjustments	2.2%	13.5%	18.2%	(4.6)%	(23.9)%
Less: Return on GMIB Fees and GMIB Costs	(5.1)%	(3.6)%	(1.3)%	0.7%	2.0%
Less: Return on amortization of DAC and VOBA	(4.6)%	(6.7)%	(5.4)%	(0.7)%	0.7%
Less: Return on market value adjustments and other	0.8%	0.7%	0.6%	0.2%	0.1%
Less: Return on provision for income tax (expense) benefit on reconciling adjustments	1.9%	(0.4)%	(2.2)%	1.2%	4.5%
Adjusted return on common equity	6.2%	6.9%	10.3%	14.5%	15.3%

Financial Supplement	A-9

Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Total revenues	$454	$1,482	$3,797	$2,740	$2,016	$8,473	$7,142
Less: Net investment gains (losses)	(69)	(45)	(66)	(68)	(23)	(248)	(59)
Less: Net derivative gains (losses)	(1,526)	(416)	1,733	513	(337)	304	(2,469)
Less: GMIB Fees	60	61	61	60	63	242	250
Less: Investment hedge adjustments	(33)	(23)	(9)	(6)	(5)	(71)	(21)
Less: Other	—	—	—	—	(1)	—	(4)
Total adjusted revenues	$2,022	$1,905	$2,078	$2,241	$2,319	$8,246	$9,445

Total expenses	$1,778	$2,350	$2,584	$1,933	$1,967	$8,645	$7,350
Less: Amortization of DAC and VOBA	(158)	212	371	64	74	489	(74)
Less: GMIB Costs	117	397	197	69	(26)	780	47
Less: Other	3	(21)	(31)	(37)	4	(86)	(13)
Total adjusted expenses	$1,816	$1,762	$2,047	$1,837	$1,915	$7,462	$7,390

Financial Supplement	A-10

Investment Reconciliation Details (Unaudited, dollars in millions)

	For the Three Months Ended					For the Year Ended
NET INVESTMENT GAINS (LOSSES)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Investment portfolio gains (losses)	$(47)	$(47)	$(66)	$(61)	$9	$(221)	$(15)
Investment portfolio credit loss (provision) release and (writedowns)	(22)	2	—	(7)	(32)	(27)	(44)
Net investment gains (losses)	$(69)	$(45)	$(66)	$(68)	$(23)	$(248)	$(59)

	For the Three Months Ended
NET INVESTMENT INCOME YIELD (1)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Investment income yield	3.94%	3.35%	4.06%	4.50%	4.80%
Investment fees and expenses	(0.15)%	(0.15)%	(0.14)%	(0.14)%	(0.14)%
Net investment income yield	3.79%	3.20%	3.92%	4.36%	4.66%

(1) See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.